Financial Instruments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Financial Instruments
Note 19: Financial Instruments
Financial assets and liabilities
Financial assets and liabilities in the consolidated statement of financial position were as follows:

December 31, 2022	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	820	249	-	-	1,069
Trade and other receivables	1,069	-	-	-	1,069
Other financial assets – current	13	191	-	-	204
Other financial assets – non-current	24	400	61	42	527
Current indebtedness	(1,647)	-	-	-	(1,647)
Trade payables (see note 21)	(237)	-	-	-	(237)
Accruals (see note 21)	(834)	-	-	-	(834)
Other financial liabilities – current (2)(3)	(781)	(31)	-	-	(812)
Long-term indebtedness	(3,114)	-	-	-	(3,114)
Other financial liabilities – non-current (4)	(204)	(29)	-	-	(233)
Total	(4,891)	780	61	42	(4,008)

December 31, 2021	Assets/(Liabilities) at Amortized Cost	Assets/(Liabilities) at Fair Value through Earnings	Assets at Fair Value through Other Comprehensive Income or Loss	Derivatives Used for Hedging (1)	Total
Cash and cash equivalents	389	389	-	-	778
Trade and other receivables	1,057	-	-	-	1,057
Other financial assets – current	108	-	-	-	108
Other financial assets – non-current	27	235	68	99	429
Trade payables (see note 21)	(227)	-	-	-	(227)
Accruals (see note 21)	(950)	-	-	-	(950)
Other financial liabilities – current (2)	(174)	(1)	-	-	(175)
Long-term indebtedness	(3,786)	-	-	-	(3,786)
Other financial liabilities – non-current (4)	(215)	(19)	-	-	(234)
Total	(3,771)	604	68	99	(3,000)
(1) Derivatives are entered into with specific objectives for each transaction, and are linked to specific assets, liabilities, firm commitments or highly probable forecasted transactions.
(2) Includes lease liabilities of $56 million (2021 - $64 million).
(3) Includes a commitment to repurchase up to $718 million of shares related to the Company’s automatic share repurchase plan with its broker to repurchase the Company’s shares during its internal trading blackout period. See note 24.
(4) Includes lease liabilities of $179 million (2021 - $197 million).
Fair Value
The fair values of cash and cash equivalents, trade and other receivables, trade payables and accruals approximate their carrying amounts because of the short-term maturity of these instruments. The fair value of long-term debt and related derivative instruments is set forth below.

Debt and Related Derivative Instruments
Carrying Amounts
Amounts recorded in the consolidated statement of financial position are referred to as “carrying amounts”. The carrying amounts of primary debt are reflected in “Current indebtedness” or “Long-term indebtedness” and the carrying amounts of derivative instruments are included in “Other financial assets” and “Other financial liabilities”, current or long-term, in the consolidated statement of financial position, as appropriate.
Fair Value
The fair value of debt is estimated based on either quoted market prices for similar issues or current rates offered to the Company for debt of the same maturity. The fair value of interest rate swaps is estimated based upon discounted cash flows using applicable current market rates and considering non-performance
risk.
The following is a summary of debt and related derivative instruments that hedged the cash flows of debt:

	Carrying Amount		Fair Value

December 31, 2022	Primary Debt Instruments	Derivative Instruments (Asset)	Primary Debt Instruments	Derivative Instruments (Asset)
Commercial paper	1,048	-	1,050	-
C$1,400, 2.239% Notes, due 2025	1,030	(42)	972	(42)
$600, 4.30% Notes, due 2023	599	-	594	-
$450, 3.85% Notes, due 2024 (1)	241	-	235	-
$500, 3.35% Notes, due 2026	497	-	473	-
$350, 4.50% Notes, due 2043 (1)	116	-	89	-
$350, 5.65% Notes, due 2043	342	-	324	-
$400, 5.50% Debentures, due 2035	396	-	379	-
$500, 5.85% Debentures, due 2040	492	-	482	-
Total	4,761	(42)	4,598	(42)
Current portion	1,647
Long-term portion	3,114	(42)

	Carrying Amount		Fair Value

December 31, 2021	Primary Debt Instruments	Derivative Instruments (Asset)	Primary Debt Instruments	Derivative Instruments (Asset)
C$1,400, 2.239% Notes, due 2025	1,103	(99)	1,119	(99)
$600, 4.30% Notes, due 2023	599	-	631	-
$450, 3.85% Notes, due 2024 (1)	241	-	256	-
$500, 3.35% Notes, due 2026	497	-	531	-
$350, 4.50% Notes, due 2043 (1)	116	-	128	-
$350, 5.65% Notes, due 2043	342	-	478	-
$400, 5.50% Debentures, due 2035	396	-	516	-
$500, 5.85% Debentures, due 2040	492	-	695	-
Total	3,786	(99)	4,354	(99)
Long-term portion	3,786	(99)
(1) Notes were partially redeemed in October 2018.

Cross-currency interest rate swaps
The Company uses
fixed-to-fixed
cross-currency interest rate swaps to hedge its currency exposures on indebtedness. These instruments swap Canadian dollar denominated principal and interest payments into U.S. dollars. The critical terms of the swap, such as the timing and amount of cash flows, match the terms of the related indebtedness, creating an economic relationship that is expected to result in a highly effective hedge. To test for hedge ineffectiveness at hedge inception and subsequent reporting periods, the Company performs qualitative tests to confirm that the terms of the instruments have not changed, as well as quantitative tests to assess if the future cash flows of the swap and the indebtedness will offset one another. Ineffectiveness may arise from changes in cross currency basis spreads or the credit risk inherent in the swaps. As the Company’s risk management objective is to mitigate debt-related currency exposures, it seeks to achieve a 1:1 hedge ratio between the notional principal amount of the swaps and the underlying debt exposures, in which all of the critical terms of the instruments match.
As of December 31, 2022 and December 31, 2021, the Company recorded swaps outstanding in the consolidated statement of financial position at their fair value, which was an asset of $42 million and $99 million, respectively. These swaps were designated as cash flow hedges.
The details of these instruments for the years ended December 31, 2022 and 2021 are set forth below:

Received	Paid	Hedged Risk	Year of Maturity	Principal Amount
Cash flow hedges
Canadian dollar fixed	U.S. dollar fixed	Foreign exchange	2025	US$999
Currency Risk Exposures
At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
The carrying amount of debt, all of which is unsecured, was denominated in the following currencies:

	Before Currency Hedging Arrangements		After Currency Hedging Arrangements

	December 31,		December 31,

	2022	2021	2022	2021
Canadian dollar	1,030	1,103	-	-
U.S. dollar	3,731	2,683	4,719	3,687
	4,761	3,786	4,719	3,687
Interest Rate Risk Exposures
As of December 31, 2022 and 2021, the Company’s notes and debentures (after swaps) pay interest at fixed rates. The weighted-average interest rate including commercial paper borrowings was 4.3% in 2022 (2021 – 4.1%).
Foreign Exchange Contracts
The Company has entered into foreign exchange contracts that are intended to reduce foreign currency risk related to a portion of its indirect investment in LSEG, which is denominated in British pounds sterling. As of December 31, 2022, the Company had foreign exchange contracts with a notional amount of £3.9 billion ($5.0 billion) outstanding. In 2022, gains of $328 million (2021 – losses of $19 million) were reported within “Other finance income” in the consolidated income statement (see note 7) due to fluctuations in the U.S. dollar – British pounds sterling exchange rate. These instruments are not related to changes in the LSEG share price. The Company records the foreign exchange contracts at fair value each reporting period. The associated net fair value of these contracts was an asset of $309 million (December 31, 2021 – $19 million liability) and were recorded within other financial assets or liabilities, current or long-term as appropriate, in the consolidated statement of financial position. As of December 31, 2022, the Company’s interest in LSEG shares had a market value of approximately $6.2 billion, based on LSEG’s share price on that day (December 31, 2021 – $6.8 billion).

Fair value gains and losses from derivative financial instruments
Fair value gains and losses from derivative financial instruments recognized in the consolidated income statement and consolidated statement of changes in equity were as follows:

	Year ended December 31,

	2022		2021

	Fair Value Gain (Loss) Through Earnings	Fair Value Gain Through Equity	Fair Value Gain (Loss) Through Earnings	Fair Value Loss Through Equity
Warrants	-	-	9	-
Foreign exchange contracts	328	-	(19)	-
Hedging instruments:
Cross currency interest rate swaps – cash flow hedges	(75)	17	9	(11)
Forward interest rate swaps – cash flow hedges	1	-	1	-
	254	17	-	(11)
Financial Risk Management
The Company is exposed to a variety of financial risks including market risk (primarily currency risk and interest rate risk), credit risk and liquidity risk, as its operations are diverse and global. The Company is also exposed to currency and price risk on its investment in LSEG. A centralized corporate treasury group works to minimize the potential adverse effects from these risks by using hedging strategies, where applicable, as well as associating with high quality financial institutions, limiting exposures to counterparties and ensuring flexible sources of funding. The Chief Financial Officer oversees the overall approach and ensures the use of strict guidelines and internal control processes.
Market Risk
Currency Risk
The Company’s consolidated financial statements are expressed in U.S. dollars. However, the Company transacts a portion of its business in other currencies and is therefore subject to the effects of foreign currency translation into U.S. dollars as well as currency transaction risk.
The impact of foreign currency translation from changes in exchange rates between 2021 and 2022 decreased consolidated revenues and operating expenses by 2%, and 3%, respectively, and generated $317 million of net translation losses (2021 – $61 million of net translation losses), which were recorded within accumulated other comprehensive loss in shareholders’ equity.
Exposure to currency transaction risk is minimized as the Company generally bills customers and incurs operating expenses in the functional currency of the legal entity that records the transaction. However, the Company is exposed to currency transaction risk from the revaluation of non-permanent
intercompany loans in certain of its legal entities, which impacts earnings. In addition, the indirect investment in LSEG denominated in British pounds sterling exposes the Company to currency risk.

The table below shows the impact on earnings that a hypothetical 10% strengthening of the U.S. dollar against other foreign currencies would have as a result of changes in fair values of financial instruments as of December 31, 2022.

Increase (decrease) impact on earnings from:	£	€	C$	Other Currencies	Total
Financial assets and liabilities (1)	1	-	1	4	6
Receivables under indemnification arrangement	(23)	(1)	-	(1)	(25)
Non-permanent intercompany loans	67	24	58	15	164
Indirect investment in LSEG sh a res	(618)	-	-	-	(618)
Foreign exchange contracts (2)	469	-	-	-	469
Total impact on earnings	(104)	23	59	18	(4)
(1) Excludes debt which has been swapped into U.S. dollar obligations.
(2) Represents foreign exchange contracts intended to mitigate currency exposure to LSEG shares.
The Company only uses derivative instruments to reduce foreign currency and interest rate exposures. Canadian dollar borrowings are generally converted to U.S. dollar obligations through currency swap arrangements. Foreign exchange contracts are used to reduce foreign currency risk related to a portion of the Company’s indirect investment in LSEG, which is denominated in British pounds sterling. See “Cross-currency interest rate swaps” and “Foreign Exchange Contracts” sections above within this note. At each reporting date presented, substantially all indebtedness was denominated in U.S. dollars or had been swapped into U.S. dollar obligations.
Interest Rate Risk
The Company has no significant exposure to fluctuations in interest rates with respect to cash and cash equivalents and long-term borrowings. As of December 31, 2022, the Company’s notes and debentures (after swaps) pay interest at fixed rates, and there were no derivatives designated as fair value hedges.
Price Risk
The Company has no significant exposure to price risk from commodities in the normal course of business. The Company’s exposure to price risk from equity securities is limited to its indirect investment in LSEG, which is subject to variability based on changes in the price of LSEG shares. As of December 31, 2022, the Company indirectly owned 72.0 million LSEG shares which had a market value of approximately $6.2 billion. Based on the amount of shares owned as of December 31, 2022, a 10% increase or decrease in the share price of LSEG would increas
e
 or decrease share of
post-tax
earnings in equity method investments by approximately $618 million.
Credit Risk
Credit risk arises from cash and cash equivalents and derivative financial instruments, as well as credit exposure to customers including outstanding receivables. The Company attempts to minimize credit exposure as follows:

•
Cash investments are placed with high-quality financial institutions with limited exposure to any one institution. As of December 31, 2022, approximately 99% of cash and cash equivalents were held by institutions that were rated at
“A-“
or higher by at least one of the major credit rating agencies;

•	Counterparties to derivative contracts are major investment-grade international financial institutions and exposure to any single counterparty is monitored and limited; and

•	The Company assesses the creditworthiness of its customers.
No allowance for credit losses on financial assets was required as of December 31, 2022, other than the allowance for doubtful accounts (see note 13) and for credit risk associated with receivables under an indemnification arrangement (see “Fair value estimation” section below). Further, no financial or other assets have been pledged.

The Company’s maximum exposure with respect to credit, assuming no mitigating factors, would be the aggregate of its cash and cash equivalents $1,069 million (2021 - $778 million), trade and other receivables $1,069 million (2021 - $1,057 million), derivative financial assets $388 million (2021 - $99 million) and other financial assets $282 million (2021 - $370 million).
The Company is also exposed to credit risk from the guarantee related to its investment in 3 Times Square Associates LLC (“3XSQ Associates”) (see note 30).
Liquidity Risk
A centralized treasury function ensures funding flexibility by assessing future cash flow expectations and by maintaining sufficient capacity under its committed borrowing facilities. Cash flow estimates are based on rolling forecasts of operating, investing and financing flows. Such forecasting also considers account borrowing limits, cash restrictions and compliance with debt covenants.
Cash which is surplus to working capital requirements is invested in money market funds or bank money market deposits with maturities aligned to expected cash needs. As of December 31, 2022, cash and cash equivalents were $1,069 million. In addition, the Company maintains a commercial paper program, which provides cost-effective and flexible short-term funding, and a $2.0 billion credit facility, which provides additional liquidity, as further described below.
Commercial Paper Program
The Company’s $2.0 billion commercial paper program provides cost effective and flexible short-term funding. The carrying amount of outstanding commercial paper of $1,048 million is included in “Current indebtedness” within the consolidated statement of financial position as of December 31, 2022 (December 31, 2021 – nil).
Credit Facility
In November 2022, the Company amended and restated its credit facility agreement to increase the commitment to $2.0 billion, from $1.8 billion and extend the maturity to November 2027. The facility may be used to provide liquidity for general corporate purposes (including acquisitions or support for its commercial paper program). There were no outstanding borrowings under the credit facility as of December 31, 2022 and 2021. Based on the Company’s current credit ratings, the cost of borrowing under the facility is priced at the Term Secure Overnight Financing Rate (“SOFR”)/Euro Interbank Offered Rate (“EURiBOR”)/Simple Sterling Overnight Index Average (“SONIA”) plus 102.5 basis points. The Company has the option to request an increase, subject to approval by applicable lenders, in the lenders’ commitments in an aggregate amount of $600 million for a maximum credit facility commitment of $2.6 billion. If the Company’s debt rating is downgraded by Moody’s, S&P or Fitch, the facility fees and borrowing costs would increase, although availability would be unaffected. Conversely, an upgrade in the Company’s ratings may reduce the facility fees and borrowing costs.
The Company guarantees borrowings by its subsidiaries under the credit facility. The Company must also maintain a ratio of net debt as defined in the credit agreement (total debt after swaps less cash and cash equivalents) as of the last day of each fiscal quarter to EBITDA as defined in the credit agreement (earnings before interest, income taxes, depreciation and amortization and other modifications described in the credit agreement) for the last four quarters ended of not more than 4.5:1. If the Company were to complete an acquisition with a purchase price of over $500 million, the ratio of net debt to EBITDA would temporarily increase to 5.0:1 for three quarters after completion, at which time the ratio would revert to 4.5:1. As of December 31, 2022, the Company was in compliance with this covenant as its ratio of net debt to EBITDA, as calculated under the terms of its syndicated credit facility, was 1.6:1.

The tables below set forth
non-derivative
and derivative financial liabilities by maturity based on the remaining period from December 31, 2022 and 2021, respectively, to the contractual maturity date. The amounts disclosed are the contractual undiscounted cash flows.

December 31, 2022	2023	2024	2025	2026	2027	Thereafter	Total
Commercial paper	1,050	-	-	-	-	-	1,050
Notes/debentures (1)	600	242	1,033	500	-	1,369	3,744
Interest payable (1)	151	125	105	84	76	943	1,484
Debt-related hedges outflows (2)	22	22	1,011	-	-	-	1,055
Debt-related hedges inflows (1)	(23)	(23)	(1,045)	-	-	-	(1,091)
Trade payables	237	-	-	-	-	-	237
Accruals	834	-	-	-	-	-	834
Lease liabilities	68	52	40	29	21	53	263
Foreign exchange contracts outflows (3)	2,951	2,092	-	-	-	-	5,043
Foreign exchange contracts inflows (4)	(3,118)	(2,233)	-	-	-	-	(5,351)
Other financial liabilities	725	25	-	-	-	-	750
Total	3,497	302	1,144	613	97	2,365	8,018

December 31, 2021	2022	2023	2024	2025	2026	Thereafter	Total
Notes/debentures (1)	-	600	242	1,108	500	1,369	3,819
Interest payable (1)	153	153	127	105	84	1,019	1,641
Debt-related hedges outflows (2)	22	22	22	1,010	-	-	1,076
Debt-related hedges inflows (1)	(25)	(25)	(25)	(1,120)	-	-	(1,195)
Trade payables	227	-	-	-	-	-	227
Accruals	950	-	-	-	-	-	950
Lease liabilities	73	63	46	35	26	45	288
Foreign exchange contracts outflows (3)	-	1,746	1,743	-	-	-	3,489
Foreign exchange contracts inflows (4)	-	(1,738)	(1,732)	-	-	-	(3,470)
Other financial liabilities	110	18	-	-	-	-	128
Total	1,510	839	423	1,138	610	2,433	6,953
(1) Represents contractual cash flows calculated using spot foreign exchange rates as of the period then ended.
(2) Represents contractual U.S. dollar cash flows.
(3) Represents contractual cash flows translated at the contract rate.
(4) Represents contractual cash flows calculated using forward foreign exchange rates as of the period then ended.
Capital Management
The Company’s capital management strategy is focused on ensuring that it has the investment capacity to drive revenue growth both organically and through acquisitions, while also maintaining its long-term financial leverage and credit ratings and continuing to provide returns to shareholders.
The Company’s principal sources of liquidity are cash and cash equivalents and cash provided by operating activities. From time to time, the Company issues commercial paper, borrows under its credit facility and issues debt securities. The Company’s principal uses of cash are for debt repayments, debt servicing costs, dividend payments, capital expenditures, share repurchases and acquisitions. The Company believes that its existing sources of liquidity will be sufficient to fund its expected 2023 cash requirements in the normal course of business.
Additionally, the Company targets a leverage ratio of net debt, as defined below, to adjusted EBITDA of no more than 2.5x as a measure of its financial flexibility and ability to maintain investment grade credit ratings. As of December 31, 2022, the Company was below its maximum target ratio.

The Company’s investment grade credit ratings provide additional financial flexibility and the ability to borrow to support the operations and growth strategies of the business. The following table sets forth the credit ratings that the Company has received from rating agencies in respect of its outstanding securities as of December 31, 2022:

	Moody’s	S&P Global Ratings	DBRS Limited	Fitch
Long-term debt	Baa2	BBB	BBB (high)	BBB+
Commercial paper	P-2	A-2	R-2 (high)	F1
Trend/Outlook	Stable	Stable	Stable	Stable
Net debt is defined as total indebtedness (excluding the associated unamortized transaction costs and premiums or discounts) plus the currency related fair value of associated hedging instruments, and lease liabilities less cash and cash equivalents. As the Company hedges some of its debt to reduce risk, the hedging instruments are included in the measurement of the total obligation associated with its outstanding debt. However, because the Company generally intends to hold the debt and related hedges to maturity, it does not consider the associated fair value of the interest-related component of hedging instruments in the measurement of net debt.
The following table presents the calculation of net debt:

	December 31,

	2022	2021
Current indebtedness	1,647	-
Long-term indebtedness	3,114	3,786
Total debt	4,761	3,786
Swaps	(42)	(99)
Total debt after swaps	4,719	3,687
Remove fair value adjustments for hedges (1)	7	(10)
Total debt after currency hedging arrangements	4,726	3,677
Remove transaction costs, premiums or discounts included in the carrying value of debt	33	33
Add: Lease liabilities (current and non-current)	235	261
Less: cash and cash equivalents	(1,069)	(778)
Net debt	3,925	3,193
(1) Represents the interest-related fair value component of hedging instruments that are removed to reflect net cash outflow upon maturity.

The following reconciles movements of liabilities to cash flows arising from financing activities for the years ended December 31, 2022 and 2021:

	Notes and Debentures	Commercial Paper	Derivative Instruments Liabilities (Assets)	Lease Liabilities	Total Liabilities From Financing Activities
December 31, 2020	3,772	-	(100)	306	3,978
Payments of lease principal (1)	-	-	-	(109)	(109)
Additional leases	-	-	-	77	77
Foreign exchange movements	9	-	(9)	(5)	(5)
Other, net (2)	5	-	10	(8)	7
December 31, 2021	3,786	-	(99)	261	3,948
Proceeds from commercial paper	-	2,352	-	-	2,352
Repayments of commercial paper	-	(1,310)	-	-	(1,310)
Payments of lease principal	-	-	-	(65)	(65)
Additional leases	-	-	-	56	56
Foreign exchange movements	(75)	-	75	(12)	(12)
Other, net (2)	2	6	(18)	(5)	(15)
December 31, 2022	3,713	1,048	(42)	235	4,954
(1) Includes $23 million to exit a technology equipment lease.
(2) Includes amortization of transaction and discount costs as well as fair value movements on derivatives.
Fair value estimation
The following fair value measurement hierarchy is used for financial instruments that are measured in the consolidated statement of financial position at fair value:

• Level 1 –	quoted prices (unadjusted) in active markets for identical assets or liabilities;

• Level 2 –	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices); and

• Level 3 –	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

The levels used to determine fair value measurements for those instruments carried at fair value in the consolidated statement of financial position are as follows:

December 31, 2022				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	249	-	249
Other receivables (1)	-	-	245	245
Foreign exchange contracts (2)	-	346	-	346
Financial assets at fair value through earnings	-	595	245	840
Financial assets at fair value through other comprehensive income (3)	19	-	42	61
Derivatives used for hedging (4)	-	42	-	42
Total assets	19	637	287	943

Liabilities
Foreign exchange contracts (2)	-	(37)	-	(37)
Contingent consideration (5)	-	-	(23)	(23)
Financial liabilities at fair value through earnings	-	(37)	(23)	(60)
Total liabilities	-	(37)	(23)	(60)

December 31, 2021				Total
Assets	Level 1	Level 2	Level 3	Balance
Money market accounts	-	389	-	389
Other receivables (1)	-	-	235	235
Financial assets at fair value through earnings	-	389	235	624
Financial assets at fair value through other comprehensive income (3)	46	22	-	68
Derivatives used for hedging (4)	-	99	-	99
Total assets	46	510	235	791

Liabilities
Contingent consideration (5)	-	-	(1)	(1)
Foreign exchange contracts (2)	-	(19)	-	(19)
Financial liabilities at fair value through earnings	-	(19)	(1)	(20)
Total liabilities	-	(19)	(1)	(20)
(1) Receivables under indemnification arrangement (see below and in note 30).
(2) Relates to the management of foreign exchange risk on a portion of the Company’s indirect investment in LSEG.
(3) Investments in entities over which the Company does not have control, joint control or significant influence.
(4) Comprised of
fixed-to-fixed
cross-currency swaps on indebtedness.
(5) Obligations to pay additional consideration for prior acquisitions, based upon performance measures contractually agreed at the time of purchase.
The receivable from the indemnification arrangement is a level 3 in the fair value measurement hierarchy. The increase in the receivable between December 31, 2021 and December 31, 2022 primarily reflected additional payments that are expected to be recovered, offset by fair value losses based on interest rates associated with the indemnifying party’s credit profile and foreign exchange losses, which are included within (loss) earnings from discontinued operations, net of tax, in the consolidated income statement.

The Company recognizes transfers into and out of the fair value measurement hierarchy levels at the end of the reporting period in which the event or change in circumstances that caused the transfer occurred. On December 31, 2022, $22 million of financial assets at fair value through other comprehensive income was transferred from level 2 to level 3, compared to December 31, 2021, as the valuation of the related assets was not based on observable market data. In addition, $20 million of activity, primarily related to new acquisitions, was classified as level 3.
Valuation Techniques
The fair value of financial instruments that are not traded in an active market (for example, over-the-counter
derivatives) is determined by using valuation techniques. These valuation techniques maximize the use of observable market data where it is available and rely as little as possible on entity specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2. If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3.
Specific valuation techniques used to value financial instruments include:

•	Quoted market prices or dealer quotes for similar instruments;

•	The fair value of cross-currency interest rate swaps and foreign exchange contracts are calculated as the present value of the estimated future cash flows based on observable yield curves;

•	The fair value of other receivables considers estimated future cash flows, current market interest rates and non-performance risk; and

•	The fair value of contingent consideration is calculated based on estimates of future revenue performance.

Offsetting Financial Assets and Financial Liabilities
The Company is subject to master netting arrangements with certain counterparties. Certain of these arrangements allow for the netting of assets and liabilities in the ordinary course of business and are reflected on a net basis in the consolidated statement of financial position. In other circumstances, netting is permitted only in the event of bankruptcy or default of either party to the agreement, and such amounts are not netted in the consolidated statement of financial position. The following table sets forth balances that are subject to master netting arrangements, however there were no offsetting amounts as of December 31, 2022 or 2021.

Financial assets	Gross Financial Assets	Gross Financial Liabilities Netted Against Assets	Net Financial Assets in the Consolidated Statement of Financial Position	Related Financial Liabilities Not Netted	Net Amount
Derivative financial assets	388	-	388 (1)	-	388
Cash and cash equivalents	21	-	21 (2)	-	21
December 31, 2022	409	-	409	-	409

Derivative financial assets	99	-	99 (1)	-	99
Cash and cash equivalents	38	-	38 (2)	-	38
December 31, 2021	137	-	137	-	137

Financial liabilities	Gross Financial Liabilities	Gross Financial Assets Netted Against Liabilities	Net Financial Liabilities in the Consolidated Statement of Financial Position	Related Financial Assets Not Netted	Net Amount
Derivative financial liabilities	37	-	37 (3)	-	37
December 31, 2022	37	-	37	-	37

Derivative financial liabilities	19	-	19 (4)	-	19
December 31, 2021	19	-	19	-	19
(1) Included within “Other financial assets”, current or long-term as appropriate, in the consolidated statement of financial position.
(2) Included within “Cash and cash equivalents” in the consolidated statement of financial position.
(3) Included within “Other financial liabilities”, current or long-term as appropriate, in the consolidated statement of financial position.
(4) Included within “Other financial liabilities” long-term in the consolidated statement of financial position.